Registration No. 33-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         CARLISLE COMPANIES INCORPORATED
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               (Exact name of issuer as specified in its charter)


            Delaware                                  31-1168055
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    (State of Incorporation)            (I.R.S. Employer Identification No.)

250 South Clinton Street; Suite 201
Syracuse, New York                                    13202-1258
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(Address of Principal Executive Offices)              (Zip Code)

                         CARLISLE COMPANIES INCORPORATED
                           EXECUTIVE INCENTIVE PROGRAM
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                            (Full Title of the Plan)

                                 STEVEN J. FORD
                       250 South Clinton Street, Suite 201
                          Syracuse, New York 13202-1258
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                     (Name and address of agent for service)

                                 (315) 474-2500
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                     (Telephone number of agent for service)

                         CALCULATION OF REGISTRATION FEE

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                                                    Proposed
                                   Proposed         maximum
Title of                           maximum          aggregate       Amount of
Securities          Amount to be   offering price   offering price  registration
to be registered   registered (1)  per share (2)    (2)             fee
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Common Stock,     1,000,000 shares    $42.125        $42,125,000      $11,121
Par Value $1.00
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(1)   This registration statement also covers such indeterminable number of additional shares of Common Stock of Carlisle Companies Incorporated as may become issuable with respect to all or any of such shares pursuant to the antidilution provisions of the Plan.

(2) Inserted solely for purposes of computing the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, as amended, upon $42.125 per share, the average of the high and low prices of the Common Stock on November 6, 2000 as reported on the New York Stock Exchange.

      This registration statement is filed pursuant to General Instruction E and relates to additional securities of the same class as those for which registration statement number 33-28052, filed with the commission on April 19, 1989, is incorporated herein by reference, registration statement number 33-56735, filed with the Commission on December 5, 1994, is incorporated herein by reference and registration statement number 333-52411, filed with the Commission on May 12, 1998, is incorporated herein by reference.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

      Not filed pursuant to instructions.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

      The following Exhibits are filed as part of this Registration Statement.

            3.1  - Restated Certificate of Incorporation as amended April 22,
                   1991(i)
            3.2  - Certificate of Amendment of the Restated Certificate of
                   Incorporation, dated December 20, 1996(ii)
            3.3  - Certificate of Amendment of the Restated Certificate of
                   Incorporation dated April 29, 1999(iii)
            3.4  - By-Laws of the Company(iv)
            4.1  - Executive Incentive Program(v)
            4.2  - Amendment to Executive Incentive Program(vi)
            5    - Opinion of Counsel
            23.1 - Consent of Independent Auditors
            23.2 - Consent of Counsel (included in Exhibit 5)

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(i)   Filed as an Exhibit to the Company's annual report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference.
(ii) Filed as an Exhibit to the Company's annual report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference.
(iii) Filed as an Exhibit to the Company's annual report on From 10-K for the year ended December 31, 1999 and incorporated herein by reference.
(iv) Filed as an Exhibit to the Company's annual report on Form 10-K for the year ended December 31, 1988 and incorporated herein by reference.
(v) Filed as an Exhibit to the Company's registration statement on Form S-8 (No. 333-52411) and incorporated herein by reference.
(vi)  Filed with the Company's definitive proxy statement dated March 9, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York as of August 2, 2000.

                                    CARLISLE COMPANIES INCORPORATED


                                    By: /s/ Dennis J. Hall
                                        ---------------------------------
                                        Dennis J. Hall, Vice Chairman

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of August 2, 2000.

/s/ Stephen P. Munn
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Stephen P. Munn, Chairman, Chief Executive Officer and a Director
  (Principal Executive Officer)


/s/ Dennis J. Hall
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Dennis J. Hall, Vice Chairman and a Director
(Principal Financial Officer and Principal Accounting Officer)


/s/ Robin W. Sternbergh                   /s/ Peter F. Krogh
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Robin W. Sternbergh, Director             Peter F. Krogh, Director


/s/ Paul J. Choquette                     /s/ G. FitzGerald Ohrstrom
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Paul J. Choquette, Jr., Director          G. FitzGerald Ohrstrom, Director


/s/ Peter L.A. Jamieson
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Peter L.A. Jamieson, Director


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

                                INDEX TO EXHIBITS

                                                                Sequentially
                                                                Numbered
Exhibit No.             Description                             Page
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      5           Opinion of Counsel

      23.1        Consent of Independent Auditors

      23.2        Consent of Counsel
                  (Included in Exhibit 5)


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